UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 8, 2019

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	501-205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.07           SUBMISSION OF A MATTER

On May 8, 2019, Inuvo, Inc. (“Inuvo”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purposes of (i) approving and adopting the Agreement and Plan of Merger, dated November 2, 2018 (as it may be amended from time to time), by and between ConversionPoint Technologies Inc. (“ConversionPoint”), ConversionPoint Holdings, Inc. (“Parent”), CPT Cigar Merger Sub, Inc. (“Inuvo Merger Sub”), CPT Merger Sub, Inc. (“CPT Merger Sub”), and Inuvo (the “Merger Agreement”), pursuant to which, among other things, Inuvo will merge with and into Inuvo Merger Sub with Inuvo as the surviving entity, ConversionPoint will merge with and into CPT Merger Sub with ConversionPoint as the surviving entity, and each of Inuvo and ConversionPoint will become wholly-owned subsidiaries of Parent; (ii) approving, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of Inuvo that is based on or otherwise relates to the completion of the transactions contemplated by the Merger Agreement; (iii) approving and adopting an amendment to Inuvo’s articles of incorporation permitting Inuvo to increase the amount of authorized shares of its common stock from 40,000,000 to 60,000,000; and (iv) approving one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy, or at any adjournment or postponement of that Special Meeting, to approve and adopt the Merger Agreement.
As of the close of business on April 1, 2019, the record date of the Special Meeting, 32,567,447 shares of Inuvo common stock were outstanding and entitled to vote. There were 20,350,242 shares of Inuvo common stock, or 62.49% of the shares entitled to vote at the Special Meeting, represented in person or by proxy at the Special Meeting. Set forth below are the matters acted upon by the stockholders at the Special Meeting, and the final voting results of each such proposal.

PROPOSAL 1 – APPROVAL AND ADOPTION OF THE MERGER AGREEMENT

For	Against	Abstaining
20,161,355	154,281	34,606

The shareholders did adopt and approve the Merger Agreement.

PROPOSAL 2 – APPROVAL, ON A NON-BINDING ADVISORY BASIS, THE MERGER-RELATED COMPENSATION

For	Against	Abstaining
16,439,366	3,359,153	551,723

The shareholders did approve, on a non-binding advisory basis, the Merger-Related Compensation.

PROPOSAL 3 – APPROVAL TO ADOPT AN AMENDMENT TO INUVO’S ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED SHARE AMOUNT FROM 40,000,000 TO 60,000,000

For	Against	Abstaining
18,872,375	1,247,839	230,028

The shareholders did approve and adopt the amendment to Inuvo’s articles of incorporation increasing the authorized share amount for 40,000,000 to 60,000,000.

The adjournment proposal was withdrawn because Inuvo’s stockholders approved and adopted the Merger Agreement, as noted above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: May 9, 2019	By:	/s/ John Pisaris
John Pisaris, General Counsel